                                                                    EXHIBIT 23.4

                       -----------------------------------
                       KUNTZ LESHER SIEGRIST & MARTINI LLP
                       -----------------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS
                             215 S. CENTERVILLE ROAD
                                 P. O. BOX 8408
                               LANCASTER, PA 17604
                                 (717)394-5666
                                FAX (717)394-0693



                       CONSENT OF INDEPENDENT ACCOUNTANTS




        We consent to the inclusion in this registration statement on Form SB-2 of our report dated December 29, 1997, on our audit of the financial statements of Advanced Remediation and Disposal Technologies, Inc. We also consent to the reference to our firm under the caption "Experts".




                                         /s/ KUNTZ LESHER SIEGRIST & MARTINI LLP
                                         KUNTZ LESHER SIEGRIST & MARTINI LLP
                                         CERTIFIED PUBLIC ACCOUNTANTS




Lancaster, Pennsylvania
January 7, 1998